SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 13(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  January 11, 1999




                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




            Delaware              1-14076               22-3270045
  (State or other jurisdiction   (Commission        (I.R.S. Employer
         of incorporation)       File Number)     Identification Number)




    3A Oak Road, Fairfield, New Jersey             07004
 (Address of principal executive offices)        (Zip Code)




                                 (973) 808-1992
              (Registrant's telephone number, including area code)

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     Statements  contained in this Current Report on Form 8-K that are not based upon historical  fact are "forward-  looking  statements"  within the meaning of
Section 27A of the  Securities Act of 1933, as amended (the  "Securities  Act"),
and  Section  21E  of  the   Securities   Exchange  Act  of  1934,  as  amended.
Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual results, performance (financial or operating) or achievements expressed or implied by such forward looking statements not to occur or be realized. Such forward looking statements generally are based upon the best estimates by Software Publishing Corporation Holdings, Inc. (the "Company") of future results, performance or achievement, based upon current conditions and the most recent results of operations. Forward-looking statements may be identified by the use of forward-looking
terminology   such  as   "may,"   "will,"   "expect,"   "believe,"   "estimate,"
"anticipate," "continue," or similar terms, variations of those terms or the negative of those terms.

Item 5.   Other Events.

     (a) On January 11, 1999, the Company was advised by The Nasdaq Stock Market, Inc. ("Nasdaq") that a Nasdaq Listing Qualifications Panel (the "Panel") had determined that the Company had complied with both of the requirements imposed by the Panel for continued listing of the common stock, par value $.001 per share (the "Common Stock"), of the Company, on The Nasdaq SmallCap Market (the "SmallCap Market") and that the Common Stock will continue to be listed on the SmallCap Market. The Company was further advised that the fifth character to the Common Stock's trading symbol on the SmallCap Market would be removed as of the opening of business on Wednesday, January 13, 1999, so that, as of such date, the Common Stock's trading symbol would be "SPCO."

     (b) Pursuant to a Letter Agreement, dated January 4, 1999, between the Company and Seafish Partners, the holder of all 930 shares (the "Class A Shares") of the Class A 14% Cumulative Non-Convertible Redeemable Preferred Stock, par value $.001 per share (the "Class A Preferred Stock"), of the Company, Seafish Partners exchanged the Class A Shares for (i) the issuance of 930 shares (the "Class C Shares") of the Class C 11% Cumulative Non-Convertible Redeemable Preferred Stock, par value $.001 per share (the "Class C Preferred Stock), of the Company, (ii) the issuance of warrants (the "Seafish Warrants") to purchase 260,000 shares of Common Stock, at an exercise price of $1.0625 per share, exercisable immediately and expiring on January 3, 2006, (c) a payment of $7,134.25 representing all accrued dividends on the Class A Shares through January 4, 1998. On January 4, 1999, the closing bid price of the Common Stock was $1.0625 per share. The Class C Shares and Seafish Warrants are exempt securities under Section 3(9) of the Securities Act and the issuance of the Class C Shares and Seafish Warrants was a private transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof.

          The Certificate of Designations with respect to the Class C Preferred Stock authorizes a class of 1,000 shares of Class C Preferred Stock. Holders of shares of Class C Preferred Stock will be entitled to (a) cumulative dividends of $110 per share per annum, payable semi-annually on June 30 and December 31 of each calendar year, commencing on June 30, 1999, (b) a liquidation preference of $1,000 per share and (c) the right to elect one director in the event the Corporation fails to tender in full three consecutive semi-annual dividend payments. In addition, the Company has the right to redeem the Class C Preferred Stock, in part or whole, at any time, upon payment of $1,000 per share of Class C Preferred Stock.

     (c) Pursuant to a Letter Agreement, dated December 17, 1998 between the Company and Marc E. Jaffe, the Company sold and issued to Mr. Jaffe, the Chairman of the Board of the Company, 30,000 shares (the "Jaffe Shares") of Common Stock in consideration for $22,500 due Mr. Jaffe for services rendered to the Company. On December 17, 1998, the closing bid price of the Common Stock was $.75 per share. The issuance of the Jaffe Shares was a private transaction exempt from registration under the Securities Act pursuant to Section 4(2) and
Section 4(6) thereof.

     (d) Pursuant to a Consulting Agreement, between the Company and Target Capital Corporation ("Target"), the Company retained Target to provide consulting services to the Company for a five year period in consideration for (i) the issuance to Target of warrants (the "Target Warrants") to purchase 520,000 shares of Common Stock, at an exercise price of $.75 per share, exercisable immediately and expiring on December 16, 2005, (ii) the payment to Target of certain cash consideration, including an amount equal to .30% of the Company's net revenue, with a minimum of $125,000 per annum and a maximum of $250,000 per annum, and (iii) the issuance to United Krasna Organizations of warrants (the "Krasna Warrants") to purchase 120,000 shares of

Common Stock, at an exercise price of $.75 per share, exercisable immediately and expiring on December 16, 2005. The issuance of the Target Warrant and Krasna Warrant were private transactions exempt from registration under the Securities Act pursuant to Section 4(2) thereof.

     (e) Pursuant to a Consulting Agreement, between the Company and Michele Ladovich (the "European Consulting Agreement"), the Company retained Mr. Ladovich to provide public and investor relations consulting services to the Company in the European Union and the United Kingdom for a five year period in consideration for the issuance of warrants (the "European Warrant") to purchase 600,000 shares of Common Stock, at an exercise price of $.75 per share, exercisable immediately with respect to 500,000 shares and commencing June 17, 1999, with respect to 100,000 shares, and all expiring on December 16, 2005. The issuance of the European Warrant was a private transaction  exempt  from  registration  under  the  Securities  Act pursuant to
Section 4(2) thereof.

     (f) Kevin D. Sullivan has left the Company. Mark E. Leininger, the Company's President and former Chief Financial Officer, will assume the duties of chief financial officer of the Company until a replacement is retained. On December 11, 1998, Neil R. Austrian, Jr. resigned as a director of the Company. On December 17, 1998, Peter N. Detkin resigned as a director of the Company.


Item 7.   Financial Statements and Exhibits.

     (a)     Financial statements of business acquired. Not applicable.

     (b)     Pro forma financial information. Not applicable.

     (c)     Exhibits.
             Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number       Description
 3.1         Composite  of  Certificate  of  Incorporation  of  the  Company, as
             amended to date.
10.1         Consulting Agreement between  the Company and Target Capital Corp.
10.2         Consulting Agreement between the Company   and  Michele Ladovich.
10.3         Letter   Agreement, dated  January 4,  1999,  between  the  Company and Seafish Partners.
10.4         Letter    Agreement,   dated   December  17,  1998,   between   the
             Company Marc E. Jaffe.
10.5         Warrant  Certificate,  with  respect  to  520,000  shares of Common
             Stock,  registered  in the name of Target Capital Corp.
10.6         Warrant  Certificate,  with  respect to 120,000   shares of  Common
             Stock,  registered  in the name of United  Krasna Organizations.
10.7         Form of Warrant  Certificate,  with  respect  to  600,000 shares of
             Common  Stock, to be  issued  pursuant  to  the European Consulting
             Agreement.
10.8         Warrant  Certificate,  with  respect  to  260,000  shares of Common
             Stock, registered in the name of Seafish Partners.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 18, 1999

                                                     SOFTWARE PUBLISHING
                                                  CORPORATION HOLDINGS, INC.




                                             By:    /s/ Mark E. Leininger
                                                  ----------------------------
                                                  Mark E. Leininger, President
                                                 (Principal Executive Officer)

                                  EXHIBIT INDEX


Exhibit
Number      Description
 3.1         Composite  of  Certificate  of  Incorporation  of  the  Company, as
             amended to date.
10.1         Consulting Agreement between  the Company and Target Capital Corp.
10.2         Consulting Agreement between the Company   and  Michele Ladovich.
10.3 Letter Agreement, dated January 4, 1999, between the Company and Seafish Partners.
10.4         Letter    Agreement,   dated   December  17,  1998,   between   the
             Company Marc E. Jaffe.
10.5 Warrant Certificate, with respect to 520,000 shares of Common Stock, registered in the name of Target Capital Corp.
10.6 Warrant Certificate, with respect to 120,000 shares of Common Stock, registered in the name of United Krasna Organizations.
10.7 Form of Warrant Certificate, with respect to 600,000 shares of Common Stock, to be issued pursuant to the European Consulting Agreement.
10.8 Warrant Certificate, with respect to 260,000 shares of Common Stock, registered in the name of Seafish Partners.